UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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First Potomac Realty Trust

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on mtgdate. May 19, 2011 FIRST POTOMAC REALTY TRUST Meeting Information Meeting Type: Annual Meeting mtgtype For holders as of: March 17, 2011 recdate Date: May 19, 2011 Time: 11:00 AM EDT mtgtime Location: First Potomac Realty Trust 7600 Wisconsin Avenue 11th Floor Bethesda, Maryland 20814 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000099678_1 R1.0.0.11699

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Shareholder Letter 3. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for mee ting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000099678_2 R1.0.0.11699

Voting items The Board of Trustees recommends that you vote FOR the following: 1. Election of Trustees Nominees 01 Robert H. Arnold 02 Richard B. Chess 03 Douglas J. Donatelli 04 J. Roderick Heller III 05 R. Michael McCullough 06 Alan G. Merten 07 Terry L. Stevens The Board of Trustees recommends you vote FOR the following proposal(s): 2. To approve Amendment No. 2 to the Company’s 2009 Equity Compensation Plan. 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. 4. To provide advisory non-binding approval of the compensation of the Company’s named executive officers. The Board of Trustees recommends you vote 1 YEAR on the following proposal: 5. A non-binding advisory vote to recommend the frequency of holding advisory votes on the compensation of the Company’s named executive officers. NOTE: The proxy is authorized to vote, in his discretion, upon such other business as may properly come before the meeting or any postponement or adjournment thereof. 0000099678_3 R1.0.0.11699

Voting Instructions 0000099678_4 R1.0.0.11699